UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: August 22, 2017

(Date of earliest event reported)

ANAPTYSBIO, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-37985	20-3828755
(Commission File Number)	(IRS Employer Identification No.)

10421 Pacific Center Court, Suite 200 San Diego, CA	92121
(Address of Principal Executive Offices)	(Zip Code)

(858) 362-6295

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02 Departure of Directors or Certain Officers; Election Of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Effective on August 22, 2017, the Board of Directors (the “Board”) of AnaptysBio, Inc. (“AnaptysBio”) elected J. Anthony Ware, M.D. to fill a vacancy on the Board as a Class II director. Dr. Ware shall hold office for a term expiring at the 2019 Annual Meeting of AnaptysBio’s stockholders, which is the next stockholder meeting at which Class II directors will be elected. There is no arrangement or understanding between Dr. Ware and any other persons pursuant to which Dr. Ware was selected as a director. Dr. Ware is not a party to and does not have any direct or indirect material interest in any transaction with AnaptysBio required to be disclosed under Item 404(a) of Regulation S-K. The Board determined that Dr. Ware qualifies as an independent director pursuant to the Securities Act of 1933 and the listing standards of the NASDAQ Stock Market, in each case as currently in effect. Dr. Ware also will enter into AnaptysBio’s standard form of indemnity agreement for its directors and executive officers, which was filed as Exhibit 10.01 to AnaptysBio’s Registration Statement on Form S-1, as filed with the Securities and Exchange Commission on September 9, 2015. The indemnification agreement will be effective as of the date of his appointment to the Board.

Dr. Ware will be compensated in accordance with the standard non-employee director compensation policy, including an annual cash retainer, an initial option grant, and an annual option grant. Dr. Ware will receive a pro rated annual grant and a pro rated annual cash retainer for the portion of 2017 that he will serve as a director.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.01	Press release issued by AnaptysBio dated August 24, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AnaptysBio, Inc.

Date: August 24, 2017	By:	/s/ Dominic Piscitelli
	Name:	Dominic Piscitelli
	Title:	Chief Financial Officer

EXHIBIT INDEX

Number	Description

99.01	Press release issued by AnaptysBio dated August 24, 2017.